UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

STRATSSM Trust for Sprint Capital Corporation Securities, Series 2004-2
________________________________________
(Exact name of Registrant as specified in its charter)

Synthetic Fixed-Income Securities, Inc.
________________________________________
(Exact name of Sponsor and Depositor as specified in its charter)

Delaware	001-31985	52-2316339
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Synthetic Fixed-Income Securities, Inc. 301 South College Charlotte, North Carolina	28288
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-214-6277

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

On July 10, 2013, Sprint Corporation, announced its acquisition by SoftBank Corp. (the “Merger”).  Under the terms of the Merger, Sprint Corporation indicated its intent to cause Sprint Communications, Inc., (formerly known as Sprint Nextel Corporation), the guarantor of the Underlying Securities, to de-list the Underlying Securities and discontinue its ongoing reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  On July 12, 2013, New York Stock Exchange LLC filed a Form 25 removing the Underlying Securities from listing.  On August 8, 2013, Sprint Communications, Inc. filed a Form 15 discontinuing its ongoing reporting obligations under the Exchange Act with respect to the Underlying Securities.  For further information on Sprint Corporation, please see its periodic and current reports under its Exchange Act file number, 001-04721, filed with the Securities and Exchange Commission at http://www.sec.gov.  At the time the electronic version of this report was prepared, the uniform resource locators, or URLs, in this paragraph were included as, and were intended to remain, inactive textual references only.

Due to the foregoing and in accordance with the terms of the Base Trust Agreement, dated as of September 26, 2003 (the “Base Trust Agreement”), between Synthetic Fixed-Income Securities, Inc., as trustor (in such capacity, the “Trustor”) and U.S. Bank Trust National Association, as trustee (in such capacity, the “Trustee”) and the Series Supplement, dated as of January 30, 2004 (the “Series Supplement” and, together with the Base Trust Agreement, the “Trust Agreement”) relating to STRATSSM Trust for Sprint Capital Corporation Securities, Series 2004-2 (the “Trust”), an SEC Reporting Failure has occurred with respect to the Trust.  Pursuant to Rule 15d-22(b) under the Exchange Act, the Trust may not suspend its reporting obligations under the Exchange Act because its securities continue to be held by non-affiliates of the Trustor.  Therefore, in accordance with the terms of the Trust Agreement, the Trustee will liquidate all remaining Underlying Securities in the Trust, and distribute the proceeds of such liquidation to the Certificateholders.  Such distribution will be made net of all accrued and unpaid expenses of the Trustee and its respective agents, all accrued and unpaid fees of the Trustee, and any unpaid listing fees of the Trust.  Following such distribution, which is expected to occur on or about August 16, 2013, the Trust will terminate in accordance with the terms of the Trust Agreement.  Capitalized terms used but not defined herein have the meanings assigned in the Trust Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synthetic Fixed-Income Securities, Inc.
(Registrant)

Date: August 13, 2013	By: /s/ Barbara Garafalo
Name: Barbara Garafalo
Title: Vice President